UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2008

Item 1. Reports to Stockholders.

The Olstein All Cap Value Fund The Olstein Strategic Opportunities Fund SEMI-ANNUAL REPORT DECEMBER 31, 2008

The Olstein Funds

CONTENTS

3	The Olstein All Cap Value Fund

27	The Olstein Strategic
Opportunities Fund

48	Combined Notes to
Financial Statements

59	Additional Information

THE OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

14	Expense Example

16	Schedule of Investments

20	Statement of Assets
and Liabilities

22	Statement of Operations

23	Statements of Changes
in Net Assets

24	Financial Highlights

THE OLSTEIN ALL CAP VALUE FUND

THE OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR SHAREHOLDERS:

SAYING GOODBYE TO A VERY BAD YEAR

The magnitude of global equity market declines in 2008 was staggering.  U.S. equity markets were hit hard in 2008 with the S&P 500® Index declining 37% – its largest single-year decline in 71 years and the third worst year in its history (in 1931 the S&P 500® Index lost 47.07% and in 1937 the Index declined 38.59%).  International equity markets, however, provided no refuge from the fallout of the growing credit and economic crises as the MSCI World Ex-U.S.® Index experienced steeper losses than U.S. markets, falling 45.21% for the year.

Although markets had absorbed a series of shocks throughout the year, none proved more devastating than the September 15, 2008 announcement that Lehman Brothers, the 158-year old investment firm, had filed for Chapter 11 bankruptcy protection. The collapse of Lehman Brothers set off a chain reaction that wiped out the value of Lehman’s equity and the claims of its debt holders.  Unfortunately, Lehman’s debt was widely held throughout global financial markets by insurance companies, money market funds, institutional and individual investors, and Lehman’s collapse triggered fears among all types of investors of a systemic financial failure.  The panic and fear caused by the Lehman bankruptcy exerted additional pressure on an already-nervous stock market resulting in significant single-day declines throughout October and November.  By November 20, 2008, the S&P 500® Index had fallen to a level almost 52% below the highest level it had achieved a little more than one year earlier on October 11, 2007.

THE OLSTEIN ALL CAP VALUE FUND

FUND PERFORMANCE

Operating under the harsh market conditions that prevailed during the last six months of calendar year 2008, Class C shares of the Olstein All Cap Value Fund had a return of -31.46% compared to a return of -28.50% for the S&P 500® Index.  The Fund’s underperformance during the last half of the year was primarily due to its overweight positions in the Financial and Information Technology sectors relative to the S&P 500® Index.  When panic selling dominates markets as it did in October and November of this past year, rational considerations of a company’s business model, its ability to generate free cash flow and ultimately its valuation become casualties to the overwhelming desire to get out of the market and move to cash.  Nowhere was the panic felt more keenly than in the Financial sector as investors doubted the stability of most financial institutions and prepared for a lengthy economic downturn by punishing most financial companies.

PORTFOLIO ACTIVITY

While few, if any, well-regarded professional money managers escaped the sharp market declines of 2008, we take no comfort in being part of a select group of investors with above average long-term track records whose portfolios declined by a magnitude that greatly exceeded past experience.  However, it may provide some solace to our shareholders that the panic selling in the latter part of 2008 also eroded the market values of well-established, high-

The performance data quoted represents past performance and does not guarantee future results.  The performance discussed pertains to the Olstein All Cap Value Fund’s Class C shares and assumes no redemptions.  The returns mentioned do not reflect deduction of the Olstein All Cap Value Fund’s 1% maximum contingent deferred sales charge (“CDSC”) for Class C shares imposed when an investor redeems Class C shares within the first year of purchase.  The Olstein All Cap Value Fund’s Class C average annual return for the ten-year, five-year, and one-year periods ended 12/31/08, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 3.36%, -6.65%, and -44.36%, respectively.  Per the Fund’s 10/31/08 prospectus, the expense ratio for the Olstein All Cap Value Fund Class C was 2.23%.  Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

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quality companies with strong balance sheets to levels not seen in more than a decade.  After the collapse of Lehman, we expected a rapid deleveraging of the financial system to take place, ultimately compromising the business models of some of our financial sector holdings.  We immediately began to sell those companies with compromised business models and seized the opportunity to purchase or add to positions in what we believe are well-run, well-capitalized business icons, such as Microsoft, Walt Disney Company, Johnson & Johnson, IBM, Coca-Cola, Intel, Cisco, and Pitney Bowes.  These high quality companies were selling at unprecedented low multiples of free cash flow and in certain cases were selling at prices that were lower than ten years ago.  In addition, our new purchases had extremely liquid balance sheets (in some cases representing billions of dollars in excess cash).

We never stand still and this was especially true during the last half of 2008.  As we have done in the past, rather than dwell on our mistakes, we re-examined every portfolio holding to retest our investment thesis under the new and challenging environment.  We eliminated the stocks of companies that we believed did not offer an optimal risk-reward tradeoff or whose upside potential was severely compromised by the deleveraging scenario we expected to unfold.  We initiated positions or increased holdings in companies that we believed were automatically, yet unfairly, penalized by the market in reaction to current economic conditions, but, in our opinion, had unique business models, strong balance sheets, and the ability to withstand a recession and were selling at a material discount to our determination of private market value.

Throughout the year that ended December 31, 2008 we made significant changes to the portfolio, most notably we reduced the number of Consumer Discretionary companies in the portfolio from 20 at year-end 2007, to 13 on December 31, 2008.  We eliminated companies that we believed were not well positioned to ride out a sustained recession and initiated positions in companies we believe have the balance sheet strength and competitive advantage to perform during an economic downturn.  Although we reduced the portfolio’s overall exposure to the Consumer Discretionary sector, we continue to have a meaningful commitment to companies that sell economically priced goods and should continue to generate free cash flow despite the tough economic environment.  We expect consumer expenditures to pick-up by the fourth quarter of 2009 and believe Consumer Discretionary sector stocks should reflect the expected pick-up six to nine months earlier.

We made important changes to the Fund’s Financial sector holdings, reducing the number of such holdings from 12 at year-end 2007 to 5 on December 31, 2008. Immediately prior to the start of the fourth quarter, following the collapse of Lehman Brothers, the Fund substantially reduced its exposure to Financials sector stocks by eliminating its positions in the brokerage firms such as Goldman

THE OLSTEIN ALL CAP VALUE FUND

Sachs Group, Merrill Lynch & Co., Morgan Stanley and Charles Schwab.  The Fund continued to reduce its Financial sector exposure at the start of the fourth quarter by liquidating its remaining holdings in credit card issuer American Express, private equity and alternative asset manager, Blackstone Group, and reducing its position in Citigroup.  The Fund ended the year with an underweight allocation in the Financial sector – 9.48% of Fund assets compared to an S&P 500 Index weighting of 13.29%.  We further reduced the Fund’s Financial sector weighting during the first three weeks of 2009 as we eliminated our remaining position in Citigroup after becoming concerned about the implications of Citigroup’s lowering its ownership position in Smith Barney.

Other noteworthy portfolio changes include increasing our exposure to the Health Care sector – from 9.51% on June 30, 2008 to 16.79% on December 31, 2008 by increasing allocations to existing holdings, including Johnson & Johnson, Quest Diagnostics and Zimmer Holdings.  We also initiated positions in Charles River Laboratories, Hospira, and Thermo Fisher Scientific.

Throughout 2008 we carefully managed the Fund’s cash (and cash equivalent)  position, not only out of caution, but also to provide the means to take advantage of buying opportunities that turbulent markets often present.  We increased the Fund’s cash (and cash equivalent) position from 3.78% on December 31, 2007 to an average of 9% to 12% during the fourth quarter of 2008.

One of the developments we saw unfold during the second half of the year, which accelerated after the collapse of Lehman Brothers, was the indiscriminate “forced” selling of positions by hedge funds. Many hedge funds were using leverage in combination with derivatives to control volatility while at the same time producing above-average returns by investing in areas of speculative excesses (recently: oil and gas stocks, commodities, and commodity stocks, sub-prime mortgages, overseas construction companies, etc.) As has happened many times in the past, non-recurring low probability events (recently, the surprise bankruptcy of Lehman Brothers and implications of their massive debt failure to the overall system which included money market funds) occur from time to time which changes normal trading patterns and relationships. The unexpected changes turn the cocktail of leverage and derivatives into weapons of mass destruction as banks call in their hedge fund loans and everybody runs for the same exit door to unwind the same bets. The calling in of loans to hedge funds, in combination with hedge fund investors pounding on the doors for withdrawals, resulted in forced liquidations including having to sell the highest quality most liquid companies at bargain basement prices in order to raise cash.  We utilized the Fund’s cash reserve we had built up during the year to take advantage of the panic selling to buy many of the well-run, well capitalized companies (many of which we previously mentioned) at price levels we had not seen in more than ten years.

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VOLATILITY, LEVERAGE, PONZI SCHEMES
AND KNOWING WHAT YOU OWN

As 2008 moves further into history, it will provide a number of valuable lessons for all investors.  We believe the great mistakes of 2008 – whether it’s the failure of CDO/CMO structures to protect an investor against rapidly accelerating mortgage default rates, or the unchecked use of leverage by hedge funds to amplify bets on commodities, or the unrealistic promise of low volatility and consistent investment returns that enticed investors of all stripes to invest $50 billion in history’s greatest Ponzi scheme – reinforce two basic principles of investing: (1) know what you own and (2) understand how its works.  We believe 2009 will be the year that investors shun gimmickry and the manufactured distinctions between types of investments or approaches and instead, focus on the basics of good equity investing – company valuations based on free cash flow and sound balance sheets.

In our letter to shareholders for the first quarter of 2007 titled, Controlling Volatility – A High Wire Act without a Net (dated May 21, 2007), we discussed the increasingly blurred distinction between risk – the permanent impairment of capital – and volatility – extreme and often unexpected short-term price movements in the price of a stock – as well as the pitfalls of “misguided attempts” to control short-term volatility in the name of controlling risk.  We concluded that many of the sophisticated strategies developed by Wall Street to control short-term volatility, in an attempt to allay investors’ fear of risk, actually subject the investor to additional risks that may be of a greater magnitude than the risks associated with the short-term volatility the investor sought to avoid! When we sounded these warnings almost two years ago, we did so because we believed that most hedge fund investors, many hedge fund product sponsors, and even some hedge fund managers did not truly understand how these instruments could function under extreme market conditions. In our opinion these investors, promoters and managers failed to grasp how a low probability economic or cataclysmic event could create a market shock that would result in leveraged and/or hedged positions moving in unpredicted directions relative to each other.

Needless to say, 2008 was a year of many market shocks that resulted in unprecedented permanent loss of capital, exacerbated by the excessive use of leverage and misguided attempts to control risk.  It was also the year that exposed history’s greatest Ponzi scheme, a scheme that relied on the unrealistic promise of low double-digit returns with low volatility as its primary lure (a promise rooted in the same erroneous belief that investment returns can be enhanced, while at the same time, controlling risk).  We believe that before investing in equity securities or determining the level of commitment to equities in a broader portfolio of investments, an investor must first assess his level

THE OLSTEIN ALL CAP VALUE FUND

of risk tolerance – that is, the ability to absorb a permanent loss of capital. The risks taken are even more important to assess in equity-type investments promising low volatility. Since every equity investment may not perform as expected, an investor must consider whether his financial and psychological condition allow him to ride out a market downturn or the falling price of a security without engaging in panic selling.

THE LOGIC OF VALUE INVESTING
IN DIFFICULT ECONOMIC TIMES

A prime tenet of our philosophy is that there is a high correlation between above-average long-term performance and the ability to avoid material errors.  We firmly believe that our emphasis on assessing downside risk before determining upside potential is more critical in today’s environment as we face a crisis of confidence in our financial institutions and the prospect of a prolonged economic downturn.  While we initially underestimated the impact of rapid deleveraging on the cash flow generation and earnings potential in certain of our Financial sector holdings, once we realized our mistake, we were quick to sell those holdings and use the proceeds to invest in well-capitalized companies we believed were the victims of market-wide panic selling.  After liquidating those Financial sector stocks with doubtful prospects, we believe that we now have a portfolio of strong, well-run companies expected to overcome the pessimism that currently masks their ability to build long-term shareholder value.  Faced with an uncertain future, perhaps it would be helpful to discuss the ways that we believe our approach to valuing companies should serve us well during tough economic times.

We are value investors because we believe in the logic of value investing; of buying the common stocks of good businesses at material discounts to their intrinsic value.  We value companies based on their ability to generate free cash flow and our approach requires that we not only develop a thorough understanding of how each company’s operations generate sustainable free cash flow (know how it works) but also requires that we answer a series of questions about the company’s business model, its strategy, its future prospects and its management (know what you own).  We develop a thorough understanding of each company through two overlapping analytical approaches: a bottom-up fundamental analysis of financial statements – focusing on the company’s balance sheet, income statement and cash flow statement and an ongoing forensic analysis of a company’s financial statements, regulatory filings and other disclosures.  In addition to the financial statements previously mentioned, we focus on a company’s 10K, 10Q, proxy filings, annual reports, public announcements and other regulatory filings.  We assess management by the decisions they have made as reflected in the financial statements and do not engage in interviews with management via personal visits or the telephone.

THE OLSTEIN ALL CAP VALUE FUND

The objective of our fundamental analysis is to understand the company’s business model and how a company’s operations generate free cash flow.  We also want to determine the level of ongoing investment that is required to maintain or grow the company’s free cash flow and ultimately how much of the cash generated by a company’s operations will be returned to us as investors.  The objective of our forensic analysis is to determine if a company’s accounting policies and practices reflect economic reality; to identify and make accounting adjustments that eliminate management’s reporting bias and to identify positive or negative factors that may affect future free cash flow.  We believe our approach provides us with the necessary knowledge to judge the likely success of a company’s strategy, the sustainability of its performance and the quality of its management team.  At no time is this process more crucial than during difficult economic times when management’s decisions can enhance or harm a company’s long-term prospects.

As pessimism in markets continues to drag down equity valuations, it is important to identify those companies that have maintained a balance sheet discipline that eschews material leverage; have honed their operations to protect (or in some cases expand) margins; and have built strategic cash balances that can be used for favorable acquisitions or to fund initiatives that build profitable market share.  The Fund’s portfolio consists of companies that, we believe currently meet the tests of financial strength and management acumen required by the current economic environment.  Not only do the majority of the Fund’s portfolio holdings have healthy cash balances (in many cases the cash on company balance sheets is equal to or greater than 50% of current liabilities; for approximately 20% of the Fund’s equity investments, cash on company balance sheets is equal to or greater than 100% of current liabilities), but these companies have also kept their cash flows healthy by avoiding the impulse to cut operations indiscriminately.  More importantly, however, the management of many of the Fund’s holdings intend to pursue strategies during the economic downturn that they believe will enhance their market share and standing as the eventual economic recovery unfolds.

CONCLUSION

It is our opinion that the current climate, created by abnormal and temporary conditions, and characterized by low stock prices, should result in higher future rates of return.  The credit crisis will end and the housing market will stabilize, but no one will ring the bell to alert investors to these positive developments.  The market is a discounting mechanism.  While past performance is not necessarily indicative of future results, it is noteworthy that the seeds of past periods of relative outperformance were sown during volatile and extremely emotional down markets in 1998 and 2002. The bottom of a bear

THE OLSTEIN ALL CAP VALUE FUND

market by definition is the point of collective maximum negative sentiment and activity.  We have never figured out a method of predicting a market bottom, but we can say that the negativity at the current juncture is at extreme levels.  As value investors, we believe in having a long-term horizon in an environment that is maniacally focused on short-term events. We believe that our long-term horizon, in conjunction with our emphasis on an inferential analysis of financial statements, should provide the Fund with an advantage in the current negative environment.

We appreciate your trust in us and remind you that our money is invested alongside yours.  We wish you a happy, healthy and prosperous 2009.

Sincerely,

Robert A. Olstein	Eric R. Heyman
Chief Investment Officer	Co-Portfolio Manager
Head Portfolio Manager

The above commentary represents the opinion of the Manager and is subject to change.  It is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks and charges and expenses of the Olstein Funds and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s website at www.olsteinfunds.com.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500® Index is not an investment product available for purchase.  Index returns do not reflect any management fees, transaction costs or expenses.

The MSCI (Morgan Stanley Capital International) World Ex-U.S.® Index is a free float-adjusted, market capitalization index that is designed to measure global market equity performance of the entire developed world less the United States.  The MSCI World Ex-U.S.® Index is not an investment product available for purchase.  Index returns do not reflect any management fees, transaction costs or expenses.

For a complete listing of the Olstein All Cap Value Fund’s portfolio holdings, please see the Schedule of Investments starting on page 16. The references to securities are not buy or sell recommendations. The references are intended to be descriptive examples of the Fund’s investment philosophy. Do not make investments based on the preceding securities referenced.

THE OLSTEIN ALL CAP VALUE FUND

Not FDIC insured / Not bank-guaranteed / May lose value.  Distributed by Olstein Capital Management, L.P. Member FINRA

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995. (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions – see “Details”)

	Value of Shares Owned,		Value of Shares Owned,
	If Initial Investment		If Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	6/30/02	33,797
9/30/95	10,010	9/30/02	25,870
12/31/95	10,261	12/31/02	28,529
3/31/96	10,882	3/31/03	26,226
6/30/96	11,462	6/30/03	31,448
9/30/96	11,713	9/30/03	33,797
12/31/96	12,760	12/31/03	38,853
3/31/97	13,327	3/31/04	40,870
6/30/97	14,602	6/30/04	41,297
9/30/97	17,250	9/30/04	39,043
12/31/97	17,205	12/31/04	43,146
3/31/98	19,851	3/31/05	42,640
6/30/98	18,468	6/30/05	42,302
9/30/98	15,499	9/30/05	43,749
12/31/98	19,788	12/31/05	44,350
3/31/99	20,717	3/31/06	46,566
6/30/99	25,365	6/30/06	44,242
9/30/99	23,675	9/30/06	46,836
12/31/99	26,692	12/31/06	50,755
3/31/00	28,170	3/31/07	51,862
6/30/00	28,899	6/30/07	55,536
9/30/00	30,596	9/30/07	53,029
12/31/00	30,142	12/31/07	49,012
3/31/01	30,207	3/31/08	42,447
6/30/01	36,192	6/30/08	40,189
9/30/01	28,213	9/30/08	38,452
12/31/01	35,340	12/31/08	27,545
3/31/02	38,259

THE OLSTEIN ALL CAP VALUE FUND

Details
The performance data quoted represents past performance and does not guarantee future results. The above chart pertains to the Olstein All Cap Value Fund’s Class C shares, and assumes no redemptions. The returns mentioned do not reflect deduction of the Olstein All Cap Value Fund’s 1% maximum contingent deferred sales charge (“CDSC”) for Class C shares imposed when an investor redeems Class C shares within the first year of purchase. The Olstein All Cap Value Fund’s Class C average annual return for the ten-year, five-year, and one-year periods ended 12/31/08, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 3.36%, -6.65%, and -44.36%, respectively. Per the Fund’s 10/31/08 prospectus, the expense ratio for the Olstein All Cap Value Fund Class C was 2.23%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

Not FDIC insured / Not bank-guaranteed / May lose value.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Expense Example as of December 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 – December 31, 2008.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/08	12/31/08	7/1/08 – 12/31/08
Actual
Class C	$1,000.00	$685.40	$9.81
Adviser Class	1,000.00	687.10	6.63
Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.56	$11.72
Adviser Class	1,000.00	1,017.34	7.93

*
Expenses are equal to the Fund’s annualized expense ratio of 2.31% and 1.56% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
December 31, 2008

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2008 (Unaudited)

COMMON STOCKS – 93.2%
BEVERAGES – 1.4%	Shares	Value
The Coca-Cola Company	61,700	$2,793,159
Molson Coors Brewing Company – Class B	98,700	4,828,404
		7,621,563
BIOTECHNOLOGY – 2.5%
Charles River Laboratories International, Inc. (a)	208,400	5,460,080
Life Technologies Corporation (a)	350,139	8,161,740
		13,621,820
BUSINESS SERVICES – 1.1%
Hewitt Associates, Inc. – Class A (a)	211,200	5,993,856
CAPITAL MARKETS – 1.1%
Legg Mason, Inc.	295,200	6,467,832
CHEMICALS – 1.1%
The Scotts Miracle-Gro Company – Class A	216,450	6,432,894
COMMERCIAL SERVICES & SUPPLIES – 4.8%
Cintas	230,700	5,359,161
Korn/Ferry International (a)	639,158	7,299,184
Pitney Bowes Inc.	564,300	14,378,364
		27,036,709
COMMUNICATIONS EQUIPMENT – 7.1%
Cisco Systems, Inc. (a)	1,192,400	19,436,120
CommScope, Inc. (a)	852,307	13,244,851
Motorola, Inc.	1,619,100	7,172,613
		39,853,584
COMPUTERS & PERIPHERALS – 3.7%
Dell Inc. (a)	1,214,900	12,440,576
Hewlett-Packard Company	114,600	4,158,834
International Business Machines Corporation (IBM)	50,500	4,250,080
		20,849,490

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 93.2% – continued
DIVERSIFIED FINANCIAL SERVICES – 6.9%	Shares	Value
AllianceBernstein Holding LP	546,100	$11,353,419
Citigroup Inc.	2,118,900	14,217,819
NYSE Euronext	483,500	13,238,230
		38,809,468
ELECTRONIC EQUIPMENT & INSTRUMENTS – 4.8%
Agilent Technologies, Inc. (a)	347,023	5,423,970
Rofin-Sinar Technologies, Inc. (a)	339,000	6,976,620
Thermo Fisher Scientific, Inc. (a)	135,300	4,609,671
Tyco Electronics Ltd. (c)	613,825	9,950,103
		26,960,364
FOOD & STAPLES RETAILING – 0.8%
Sysco Corporation	194,100	4,452,654
HEALTH CARE EQUIPMENT & SUPPLIES – 6.9%
Boston Scientific Corporation (a)	1,771,617	13,712,316
Covidien Limited (c)	314,325	11,391,138
Hospira, Inc. (a)	211,900	5,683,158
Zimmer Holdings, Inc. (a)	192,000	7,760,640
		38,547,252
HEALTH CARE PRODUCTS – 2.4%
Johnson & Johnson	222,500	13,312,175
HEALTH CARE PROVIDERS & SERVICES – 2.0%
Quest Diagnostics Incorporated	220,000	11,420,200
HOUSEHOLD DURABLES – 0.8%
Snap-on, Incorporated	116,700	4,595,646
INDUSTRIAL CONGLOMERATES – 7.1%
3M Co.	242,000	13,924,680
Teleflex Incorporated	289,201	14,488,970
Tyco International Ltd. (c)	513,625	11,094,300
		39,507,950
INSURANCE – 1.6%
W. R. Berkley Corporation	288,800	8,952,800

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 93.2% – continued
IT SERVICES – 0.6%	Shares	Value
Accenture Ltd. – Class A (c)	104,800	$3,436,392
MACHINERY – 2.1%
Ingersoll-Rand Company Ltd. – Class A (c)	666,000	11,555,100
MEDIA – 1.6%
The Walt Disney Company	391,500	8,883,135
MULTILINE RETAIL – 2.5%
Macy’s, Inc.	1,337,868	13,846,934
OFFICE ELECTRONICS – 2.7%
Xerox Corporation	1,898,700	15,132,639
RESTAURANTS – 8.2%
Burger King Holdings Inc.	403,200	9,628,416
Denny’s Corp. (a) (b)	8,391,000	16,698,090
Jack in the Box Inc. (a)	499,500	11,033,955
McDonald’s Corporation	134,450	8,361,445
		45,721,906
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 3.5%
Intel Corporation	1,333,200	19,544,712
SOFTWARE – 5.7%
Microsoft Corporation	1,189,900	23,131,656
Teradata Corporation (a)	579,400	8,592,502
		31,724,158
SPECIALTY RETAIL – 10.2%
Collective Brands, Inc. (a)	569,400	6,673,368
The Gap, Inc.	511,200	6,844,968
The Home Depot, Inc.	504,400	11,611,288
Lowe’s Companies, Inc.	349,700	7,525,544
RadioShack Corporation	1,183,200	14,127,408
The TJX Companies, Inc.	512,600	10,544,182
		57,326,758
TOTAL COMMON STOCKS (Cost $705,309,572)		521,607,991

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

SHORT-TERM INVESTMENTS – 7.0%
MUTUAL FUNDS – 0.6%	Shares	Value
First American Prime Obligations Fund – Class I	3,244,872	$3,244,872
U.S. GOVERNMENT AGENCY OBLIGATIONS – 6.4%	Principal Amount
Federal Home Loan Bank:
0.40%, 01/02/2009	$7,400,000	7,399,918
0.70%, 01/05/2009	5,825,000	5,824,547
0.36%, 01/15/2009	6,540,000	6,539,084
0.45%, 01/20/2009	700,000	699,834
0.90%, 02/04/2009	6,575,000	6,569,411
0.85%, 02/12/2009	8,970,000	8,961,105
		35,993,899
TOTAL SHORT-TERM INVESTMENTS (Cost $39,238,771)		39,238,771

TOTAL INVESTMENTS – 100.2%
(Cost $744,548,343)		560,846,762
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(887,005)
TOTAL NET ASSETS – 100.0%		$559,959,757

(a)	Non-income producing security.
(b)	Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer.
(c)	U.S. Dollar-denominated foreign security.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Assets and Liabilities as of December 31, 2008 (Unaudited)

Assets:
Investments, at value:
Investments in securities of unaffiliated issuers
(cost $706,551,512)	$544,148,672
Investments in securities of affiliated issuers
(cost $37,996,831) (See Note 8)	16,698,090
Total investments (cost $744,548,343)	560,846,762
Cash	551
Receivable for securities sold	2,389,872
Receivable for capital shares sold	58,440
Dividends and interest receivable	752,223
Other assets	50,956
Total Assets	564,098,804

Liabilities:
Payable for capital shares redeemed	1,886,072
Distribution expense payable	1,166,844
Payable to Investment Manager (See Note 5)	467,502
Accrued expenses and other liabilities	618,629
Total Liabilities	4,139,047
Net Assets	$559,959,757

Net Assets Consist of:
Capital stock	$1,021,487,851
Accumulated net realized loss on investments sold	(277,826,513)
Net unrealized depreciation on investments	(183,701,581)
Total Net Assets	$559,959,757

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$486,909,713
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	61,439,194
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$7.93

ADVISER CLASS:
Net Assets	$73,050,044
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	8,355,276
Net asset value, offering and redemption price per share	$8.74

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Operations

For the Six Months Ended
December 31, 2008
(Unaudited)
Investment Income:
Dividend income:
Dividend income from securities of unaffiliated issuers	$7,623,776
Dividend income from securities of affiliated issuers (See Note 8)	—
Interest income	525,985
Total investment income	8,149,761

Expenses:
Investment management fee (See Note 5)	3,996,428
Distribution expense – Class C (See Note 6)	3,415,638
Distribution expense – Adviser Class (See Note 6)	145,198
Shareholder servicing and accounting costs	585,140
Administration fee	234,221
Professional fees	156,996
Trustees’ fees and expenses	73,086
Reports to shareholders	67,734
Federal and state registration	49,594
Custody fees	45,520
Other	38,788
Total expenses	8,808,343
Net investment loss	(658,582)

Realized and Unrealized Loss on Investments:
Realized loss on:
Investments of unaffiliated issuers	(270,960,261)
Investments of affiliated issuers (See Note 8)	(1,004,169)
Change in unrealized appreciation/depreciation on investments	(17,669,567)
Net realized and unrealized loss on investments	(289,633,997)
Net Decrease in Net Assets Resulting from Operations	$(290,292,579)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the Six Months Ended	For the
	December 31, 2008	Year Ended
	(Unaudited)	June 30, 2008
Operations:
Net investment loss	$(658,582)	$(7,837,806)
Net realized gain (loss) on:
Investments of unaffiliated issuers	(270,960,261)	60,886,463
Investments of affiliated issuers (See Note 8)	(1,004,169)	(2,147,949)
Change in unrealized appreciation/depreciation on investments	(17,669,567)	(499,395,736)
Net decrease in net assets resulting from operations	(290,292,579)	(448,495,028)

Distributions to Class C Shareholders
from Net Realized Gains	—	(210,144,851)

Distributions to Adviser Class Shareholders
from Net Realized Gains	—	(38,555,747)

Net decrease in net assets from
Fund share transactions (Note 7)	(164,244,746)	(101,397,529)

Total Decrease in Net Assets	(454,537,325)	(798,593,155)

Net Assets:
Beginning of period	1,014,497,082	1,813,090,237
End of period	$559,959,757	$1,014,497,082

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Class C

	For the		For the	For the	For the	For the	For the		For the
	Six Months		Year	Year	Year	Year	Period		Year
	Ended		Ended	Ended	Ended	Ended	Ended		Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,		Aug. 31,
	2008		2008	2007	2006	2005	2004 (4)		2003
	(Unaudited)
Net Asset Value –
Beginning of Period	$11.57		$19.05	$16.37	$17.54	$17.40	$14.45		$12.34
Investment Operations:
Net investment loss (1)	(0.01)		(0.10)	(0.13)	(0.12)	(0.18)	(0.13)		(0.14)
Net realized and unrealized
gain (loss) on investments	(3.63)		(4.55)	4.18	0.94	0.60	3.08		2.25
Total from
investment operations	(3.64)		(4.65)	4.05	0.82	0.42	2.95		2.11
Distributions from
net realized
gain on investments	—		(2.83)	(1.37)	(1.99)	(0.28)	—		—
Net Asset Value –
End of Period	$7.93		$11.57	$19.05	$16.37	$17.54	$17.40		$14.45

Total Return‡	(31.46	)%*	(27.63)%	25.53%	4.59%	2.43%	20.42	%*	17.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses (2)	2.31	%**	2.23%	2.19%	2.19%	2.17%	2.16	%**	2.23%
Net investment loss	(0.27	)%**	(0.67)%	(0.73)%	(0.69)%	(1.03)%	(1.00	)%**	(1.16)%
Portfolio turnover rate (3)	60.86%		98.00%	79.57%	59.44%	68.46%	52.45%		79.55%
Net assets at end of
period (000 omitted)	$486,910		$860,438	$1,508,138	$1,355,960	$1,473,175	$1,556,190		$1,194,726

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)
The expense ratio includes dividends on short positions where applicable.  The ratio of dividends on short positions for the periods ended June 30, 2005 and August 31, 2003 was 0.00% and 0.02%, respectively. There were no dividends on short positions for the periods ended December 31, 2008, June 30, 2008, June 30, 2007, June 30, 2006 and June 30, 2004.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year end to June 30.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the		For the	For the	For the	For the	For the		For the
	Six Months		Year	Year	Year	Year	Period		Year
	Ended		Ended	Ended	Ended	Ended	Ended		Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,		Aug. 31,
	2008		2008	2007	2006	2005	2004 (4)		2003
	(Unaudited)
Net Asset Value –
Beginning of Period	$12.72		$20.49	$17.39	$18.38	$18.09	$14.93		$12.66
Investment Operations:
Net investment
income (loss) (1)	0.03		0.01	0.00	0.01	(0.05)	(0.03)		(0.05)
Net realized and unrealized
gain (loss) on investments	(4.01)		(4.95)	4.47	0.99	0.62	3.19		2.32
Total from
investment operations	(3.98)		(4.94)	4.47	1.00	0.57	3.16		2.27
Distributions from
net realized
gain on investments	—		(2.83)	(1.37)	(1.99)	(0.28)	—		—
Net Asset Value –
End of Period	$8.74		$12.72	$20.49	$17.39	$18.38	$18.09		$14.93

Total Return	(31.29	)%*	(27.06)%	26.48%	5.40%	3.18%	21.17	%*	17.93%
Ratios (to average net assets)/
Supplemental Data:
Expenses (2)	1.56	%**	1.48%	1.44%	1.44%	1.42%	1.41	%**	1.48%
Net investment income (loss)	0.48	%**	0.08%	0.02%	0.06%	(0.28)%	(0.25	)%**	(0.41)%
Portfolio turnover rate (3)	60.86%		98.00%	79.57%	59.44%	68.46%	52.45%		79.55%
Net assets at end of
period (000 omitted)	$73,050		$154,059	$304,952	$280,596	$413,800	$451,620		$350,583

*	Not annualized.
**	Annualized.
(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)
The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended June 30, 2005 and August 31, 2003 was 0.00% and 0.02%, respectively. There were no dividends on short positions for the periods ended December 31, 2008, June 30, 2008, June 30, 2007, June 30, 2006 and June 30, 2004.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year end to June 30.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

28	Letter to Shareholders

36	Expense Example

38	Schedule of Investments

42	Statement of Assets
and Liabilities

44	Statement of Operations

45	Statements of Changes
in Net Assets

46	Financial Highlights

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND
Letter to Shareholders

DEAR FELOW SHAREHOLDERS:

FINDING INVESTMENT OPPORTUNITIES
DURING AN ECONOMIC SLOWDOWN

The widening credit crisis, marked by ongoing liquidity concerns and continued asset write-downs at leading financial institutions, worsened during the second half of 2008, resulting in a full-blown crisis of confidence in the health of the U.S. banking system and raising fears of a prolonged global economic downturn. Market volatility increased sharply, as a series of financial crises unfolded in September 2008, none with more far-reaching consequences than the bankruptcy of Lehman Brothers on September 15, 2008.  In the wake of Lehman’s collapse, major equity indices fell precipitously with the S&P 500® Index dropping 40% in value from the close of the trading session immediately prior to the Lehman announcement to its 2008 low on November 20th.

Against this backdrop, Class A shares (load-waived) of the Olstein Strategic Opportunities Fund had a total return of -27.40% for the six month period ended December 31, 2008, compared to a return of -31.21% for the Russell 2500® Index and a return of -28.50% for the S&P 500® Index over the same time period.  The Fund’s outperformance relative to both the Russell 2500® and the S&P 500® indices for the last six months of 2008 was due to the Fund’s overweight exposure to the Consumer Discretionary and Materials sec-

The performance data quoted represents past performance and does not guarantee future results.  The Olstein Strategic Opportunities Class A return as of 12/31/2008 for the one-year period and since inception date of 11/01/06 assuming deduction of the Olstein Strategic Opportunities Class A maximum sales charge of 5.50% was -41.53% and -22.62% respectively.  Per the 10/31/08 prospectus, the gross expense ratio for the Olstein Strategic Opportunities Fund Class A Share was 2.19% and the net expense ratio was 1.62% after contractual expense waiver and/or reimbursement.  Expense ratios for other share classes will vary.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

tors and underweight exposure to one of the worst performing sectors in the index, the Energy sector.  Stock selection within the Industrials, Health Care and Materials sectors also contributed to the Fund’s outperformance during the last half of the year.

MARKET OUTLOOK

While a drastic increase in volatility prevented equity markets from settling down long enough to establish a consistent, long-term perspective, we believe it is important to maintain a mindset that looks beyond daily market moves (no matter how difficult) with an understanding that the market will eventually recognize companies with strong fundamentals, stable cash flow and above-average operating returns. During 2009 we expect the market to reward companies that have practiced sound capital management and have the financial strength to ride out a prolonged economic downturn, especially in industries hardest hit by fears of recession (such as Retailing, Restaurants, and Consumer Durables).

While this expectation for companies within the Consumer Discretionary sector may seem counterintuitive as we face a blitz of “bad news” about the economy, we must point out that many of the industries within this sector are rapidly experiencing a contraction in capacity that we expect to continue throughout 2009.  High-profile corporate bankruptcies announced in 2008 include well-known names in several of these industries, including mid-tier department store chain, Mervyn’s; specialty retailers Circuit City, Sharper Image,  and Linens ’n Things, and casual restaurant chain, Bennigan’s (along with its affiliated brand, Steak & Ale Restaurants).  In each of these cases the companies were overwhelmed by debt servicing requirements as their revenues fell sharply due to a pullback in consumer spending.

What the doomsayers fail to point out as they gloomily announce these business failures is the simple fact that the well-capitalized, well-run competitors of these failed companies will ultimately benefit from increased market share in their respective industries.  For example, once the inventory of Circuit City works through the market (via liquidators), we believe RadioShack, with one less competitor, will be in a stronger market position when consumers eventually loosen their purse strings.

Since we expect that 2009 will bring a rise in bankruptcies and corporate reorganizations across most, if not all,  market sectors we cannot stress enough the importance of balance sheet strength and fiscal discipline for each of our portfolio companies.  As signs of economic recovery begin to sprout and as consumer spending ticks upward, as we expect in the second half of 2009, we believe it will be those well-capitalized, well-run companies that reap the benefits of a burgeoning recovery.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Our outlook for the market is greatly influenced by the belief that the best defense for such a difficult economic and investment environment is to buy companies that have the ability to generate free cash flow, have little or no debt or are aggressively paying down debt, and to buy such companies at a significant discount to their intrinsic value.  Throughout the last half of the year the volatile market environment has afforded ample opportunity to buy such companies at what we believe are extremely attractive prices.

PORTFOLIO AND PERFORMANCE REVIEW

At December 31, 2008, the Fund’s portfolio consisted of 37 holdings with an average weighted market capitalization of $1.35 billion.  We have taken advantage of volatility in the market over the past six months to initiate or increase holdings in companies that we believe have future earnings power that is not being properly valued by the market.  During the second half of 2008 the Fund initiated positions in twelve companies and strategically added to positions in eight companies.  Over the same time period the Fund eliminated its holdings in twelve companies and decreased its holdings in another seven companies.  At the same time we have eliminated or reduced positions in companies in which changing conditions or new information resulted in additional risk and/or reduced appreciation potential, we have also reduced positions in companies that reached our valuation levels and redeployed proceeds from such sales into opportunities that, in our opinion, offer a more favorable risk/reward profile.

Notable gainers in the Fund’s portfolio during the six-month period ended December 31, 2008, include Health Care companies:  Boston Scientific Corp. and Charles River Laboratories; Consumer Discretionary companies Collective Brands, the holding company for Payless Shoe Source, Stride Rite and Collecting Licensing International, Carter’s, the baby/young children apparel company; RadioShack Corp., a consumer electronics retailer, and FootLocker Inc., an athletic shoe and clothing retailer. Also contributing to the Fund’s performance during the period were Nash-Finch Company, a wholesale food distributor and Griffon Corp., a building products supplier.

The biggest detractors from performance during the reporting period included, Teradyne Inc., manufacturer of automatic test equipment for the electronics and telecommunications industries, Office Depot, an office products retailer, Bare Escentuals, a cosmetics and skin care company, and investment management firm, Janus Capital Group.  At the end of the reporting period the Fund continued to maintain positions in all four of these companies and, as their stock prices fell during the last six months of the year, the Fund added to all of these positions.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

REVIEW OF ACTIVIST HOLDINGS

As of December 31, 2008, the Fund was invested in six activist holdings, which represented approximately 24% of the Fund’s equity investments and three of its top ten holdings.  Each of these situations fits our definition of an activist investment where an outside investor, in most cases a hedge fund or private equity investor, seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value. In addition to The Cheesecake Factory and Denny’s Corporation, where Olstein leads activist efforts to date, the Fund’s activist holdings include two other restaurant companies: Luby’s Inc., and CKE Restaurants; and two specialty retailers: Office Depot and Collective Brands.  During the reporting period the Fund liquidated several activist positions, including: Griffon Corp., a supplier of building products, as the company’s stock reached our valuation level; Atmel, Inc., an advanced semi-conductor manufacturer, after management rejected what we believed was a reasonable takeover bid; Sealy Corp, the world’s largest bedding manufacturer and Dixie Group, a manufacturer of floor coverings, to pursue opportunities that we believe offered a more favorable risk/reward profile.

We continue to monitor the progress of the activist investors involved in these investment situations as they work to increase shareholder value through a specific plan for improving each company’s results.  While each investment is at a different strategic stage, we believe the actions that have been proposed or implemented should increase shareholder value through improved future operating results.

FINDING INVESTMENT OPPORTUNITIES
DURING AN ECONOMIC SLOWDOWN

In our last letter we discussed the challenges and advantages of pursuing an activist agenda in the face of market volatility and a prolonged economic slowdown. We began that discussion with the simple statement – “we believe that a difficult economic environment provides the best time to find good investment ideas.” In this letter we discuss how difficult economic times help us in our search for viable investment ideas and profile the types of companies, regardless of their industry or sector, which pique our interest during a tough environment.

One of the primary tenets of our investment philosophy, often expressed in shareholder letters and other promotional materials for the Olstein Funds, is that “excess cash flow is the lifeblood of a business.”  We believe that companies that generate free cash flow and use that cash in an intelligent manner are the companies that build meaningful shareholder value over time.  In our

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

opinion, companies that generate free cash flow make for suitable long-term investments because they have the potential to enhance shareholder value by increasing dividend payments, repurchasing company shares, reducing outstanding debt, engaging in strategic acquisitions, or withstanding an economic downturn without adopting harmful short-term strategies.

As investors, our challenge is to develop a thorough understanding of how a company’s operations can generate sustainable free cash flow during growing, stagnant, or deteriorating economic conditions. We seek to identify companies with a unique business model; a competitive edge and strong understanding of the markets in which they compete since we believe such companies are usually in a much better position to weather the dynamics of a downturn than their weaker competitors.  We also believe it is important to identify those companies that not only have focused their priorities in the face of a weaker economic environment but have also identified options that can create a substantial strategic advantage for the inevitable economic upturn.

The Importance of Balance Sheet Strength:  The strength of a company’s balance sheet determines the range of strategic options it can pursue to minimize performance deterioration or make gains during a recession.  Companies with ample cash reserves and low debt levels may devote resources to increasing market share while weaker competitors are forced to play defense through aggressive cost cutting or broad restructuring efforts.  Our analysis focuses on the company’s use of cash to take advantage of opportunities:  is the company increasing cash reserves; can the company finance certain initiatives internally (using cash flow from operations) to increase its capacity? We focus on the nature of the company’s debt:  is leverage a significant element of the company’s business model; has the company reduced leverage in line with or ahead of its peers; does the company use debt to finance share buybacks? In addition to debt and cash levels we focus on other factors as well:  can the company reduce the capital intensity of its business model; how well has the company managed inventories; has it reduced payables; is the company achieving the best possible terms from suppliers?

The Importance of Operating Flexibility:  We believe it is important for a company to focus on reducing costs without undertaking harmful short-term strategies or damaging the long-term health of the business.  When facing an economic downturn it is extremely important that the company undertake a tough self-assessment and thorough scan of its operating environment before deciding on the relative merits of across-the-board cost cutting, versus targeted increases and decreases in expenditures.  For each investment opportunity, we explore a wide range of choices that are likely to affect the predictability of future free cash flow:  will automatic cuts to research & development put

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

the company at a long-term disadvantage to competitors; will deep advertising cuts cause long-lasting harm through lost market share; will extensive layoffs damage the company’s ability to hire and retain the best talent in the future; has the company made sustainable gains in productivity; how are the company’s competitors approaching the same operating decisions?

The Importance of Diversification:  Companies with diverse product offerings that appeal to multiple market segments across a broad geographic footprint are usually in a strong position to weather tough economic times.  Through this part of our analysis we judge a company’s competitive effectiveness across many factors, including:  how does the company rank in each of its customer segments; how does the company rank in each of its geographic market segments; does the company understand its customers better than its competition; does the company have a robust product development/innovation function; have previous product innovations resulted in increased volume (without aggressive discounting); are the company’s advertising and promotional programs effective; does the company offer products tailored to its profitable customers; and in addition to sales what metrics does the company use to judge it success?

As with our activist situations, one of the most important variables we consider for each investment or investment opportunity during tough economic times, is “how long will it take for this company to improve its results?” Although we know from experience that successful turnarounds don’t happen overnight, we do expect specific improvements in operations to occur within a defined period of time notwithstanding the economic environment. Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value over the next three to five years, we are willing to wait for operating results to improve if we are being sufficiently rewarded for the risk we have taken, and if our ongoing analysis of the company’s financial statements tell us the company is headed in the right direction.

As we wait for equity markets to regain a balanced perspective and once again focus on company fundamentals, we remind you that, as always, patience provides generous opportunities for the diligent investor.  We intend to stay the course during the current market turmoil.  We are invested in companies that, in our opinion, have the financial strength to ride out the storm while offering favorable long-term business prospects.  We continue to invest our money

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

alongside yours, value your trust and work hard to accomplish the Fund’s objective of long-term capital appreciation.  We extend our best wishes for a happy, healthy and successful 2009!

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. Investing in a non-diversified, narrowly focused fund may entail greater risks than is normally associated with more widely diversified funds.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500® Index is not an investment product available for purchase.  Index returns do not reflect any management fees, transaction costs or expenses.

The Russell 2500® Index is an unmanaged index created by The Russell Investment Group.  The Russell 2500® is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500® includes the smallest 2500 securities in the Russell 3000®.  The Russell 2500® Index is not an investment product available for purchase. Index returns do not reflect any management fees, transaction costs or expenses.

For a complete listing of the Olstein All Cap Value Fund’s portfolio holdings, please see the Schedule of Investments starting on page 38. The references to securities are not buy or sell recommendations. The references are intended to be descriptive examples of the Fund’s investment philosophy. Do not make investments based on the preceding securities referenced.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s Website at www.olsteinfunds.com.

Distributed by Olstein Capital Management, L.P.  Member FINRA

Not FDIC insured / Not bank-guaranteed / May lose value.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Expense Example as of December 31 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 – December 31, 2008.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/08	12/31/08	7/1/08 – 12/31/08
Actual
Class A	$1,000.00	$726.00	$ 6.96
Class C	1,000.00	723.60	10.21
Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,017.14	$ 8.13
Class C	1,000.00	1,013.36	11.93

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/365.

Allocation of Portfolio Assets as a percentage of investments
December 31, 2008

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2008 (Unaudited)

COMMON STOCKS – 93.7%
BIOTECHNOLOGY – 3.7%	Shares	Value
Charles River Laboratories International, Inc. (a)	7,000	$183,400
Life Technologies Corporation (a)	8,000	186,480
		369,880
BUSINESS SERVICES – 4.1%
Barrett Business Services, Inc.	20,000	218,000
Hewitt Associates, Inc. – Class A (a)	7,000	198,660
		416,660
CAPITAL MARKETS – 7.0%
Janus Capital Group Inc.	28,000	224,840
Legg Mason, Inc.	22,000	482,020
		706,860
CHEMICALS – 1.1%
The Scotts Miracle-Gro Company – Class A	3,800	112,936
COMMERCIAL SERVICES & SUPPLIES – 1.4%
Cintas	6,000	139,380
COMMUNICATIONS EQUIPMENT – 3.1%
CommScope, Inc. (a)	20,000	310,800
CONSTRUCTION & ENGINEERING – 1.8%
Quanta Services, Inc. (a)	9,000	178,200
ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.4%
Rofin-Sinar Technologies, Inc. (a)	7,000	144,060
HEALTH CARE EQUIPMENT & SUPPLIES – 3.6%
Boston Scientific Corporation (a)	22,000	170,280
Medical Action Industries, Inc. (a)	19,000	190,000
		360,280
HOUSEHOLD DURABLES – 1.6%
Blount International, Inc. (a)	17,000	161,160

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 93.7% – continued
INDUSTRIAL CONGLOMERATES – 7.0%	Shares	Value
Teleflex Incorporated	14,000	$701,400
INSURANCE – 0.9%
W. R. Berkley Corporation	3,000	93,000
MACHINERY – 9.9%
Columbus McKinnon Corporation (a)	18,000	245,700
Flanders Corporation (a)	79,000	370,510
The Middleby Corporation (a)	5,000	136,350
Thermadyne Holdings Corporation (a)	35,000	240,450
		993,010
MULTILINE RETAIL – 1.9%
Macy’s, Inc.	18,000	186,300
PERSONAL PRODUCTS – 3.3%
Bare Escentuals, Inc. (a)	63,000	329,490
RESTAURANTS – 23.3%
Burger King Holdings Inc.	3,000	71,640
The Cheesecake Factory Incorporated (a)	31,000	313,100
CKE Restaurants, Inc.	25,000	217,000
Cracker Barrel Old Country Store Inc.	11,000	226,490
Denny’s Corp. (a)	500,000	995,000
Jack in the Box Inc. (a)	13,700	302,633
Luby’s, Inc. (a)	52,000	217,880
		2,343,743
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 5.3%
Entegris Inc. (a)	125,000	273,750
Teradyne, Inc. (a)	62,000	261,640
		535,390
SPECIALTY RETAIL – 13.3%
Collective Brands, Inc. (a)	20,000	234,400
The Dress Barn, Inc. (a)	17,000	182,580
DSW, Inc. – Class A (a)	19,000	236,740
Office Depot, Inc. (a)	83,000	247,340

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 93.7% – continued
Specialty Retail – 13.3% – continued	Shares	Value
RadioShack Corporation	24,000	$286,560
The Wet Seal Inc. – Class A (a)	50,000	148,500
		1,336,120
TOTAL COMMON STOCKS (Cost $14,729,920)		9,418,669

SHORT-TERM INVESTMENTS – 11.6%
MUTUAL FUNDS – 11.6%
First American Prime Obligations Fund – Class I	1,162,581	1,162,581

TOTAL SHORT-TERM INVESTMENTS (Cost $1,162,581)		1,162,581

TOTAL INVESTMENTS – 105.3%
(Cost $15,892,501)		10,581,250
LIABILITIES IN EXCESS OF OTHER ASSETS – (5.3)%		(537,248)
TOTAL NET ASSETS – 100.0%		$10,044,002

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

The Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of December 31, 2008 (Unaudited)

Assets:
Investments, at value (cost $15,892,501)	$10,581,250
Receivable for capital shares sold	10,361
Dividends and interest receivable	8,376
Receivable from Investment Manager	2,909
Other assets	19,359
Total Assets	10,622,255

Liabilities:
Payable for securities purchased	491,793
Payable for capital shares redeemed	30,028
Distribution expense payable	13,034
Accrued expenses and other liabilities	43,398
Total Liabilities	578,253
Net Assets	$10,044,002

Net Assets Consist of:
Capital stock	$18,433,207
Accumulated net realized loss on investments sold	(3,077,954)
Net unrealized depreciation on investments	(5,311,251)
Total Net Assets	$10,044,002

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$4,446,352
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	735,715
Net asset value and redemption price per share	$6.04
Maximum offering price per share	$6.39

CLASS C:
Net Assets	$5,597,650
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	937,799
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$5.97

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Operations

For the Six Months Ended
December 31, 2008
(Unaudited)
Investment Income:
Dividend income	$50,130
Interest income	4,801
Total investment income	54,931

Expenses:
Investment management fee (See Note 5)	59,859
Distribution expense – Class A (See Note 6)	6,343
Distribution expense – Class C (See Note 6)	34,484
Shareholder servicing and accounting costs	29,182
Federal and state registration	15,056
Professional fees	14,378
Administration fee	10,070
Custody fees	4,100
Trustees’ fees and expenses	1,062
Reports to shareholders	920
Other	422
Total expenses	175,876
Expense reimbursement by Adviser (See Note 5)	(54,239)
Net Expenses	121,637
Net investment loss	(66,706)

Realized and Unrealized Loss on Investments:
Realized loss on investments	(1,381,018)
Change in unrealized appreciation/depreciation on investments	(2,275,671)
Net realized and unrealized loss on investments	(3,656,689)
Net Decrease in Net Assets Resulting from Operations	$(3,723,395)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2008	Year Ended
	(Unaudited)	June 30, 2008
Operations:
Net investment loss	$(66,706)	$(190,856)
Net realized loss on investments	(1,381,018)	(1,605,496)
Change in unrealized appreciation/depreciation on investments	(2,275,671)	(4,329,143)
Net decrease in net assets resulting from operations	(3,723,395)	(6,125,495)

Distributions to Class A Shareholders:
from Ordinary Income	—	(11,459)
from Net Realized Gains	—	(39,712)
	—	(51,171)

Distributions to Class C Shareholders:
from Ordinary Income	—	(5,333)
from Net Realized Gains	—	(50,631)
	—	(55,964)

Net increase (decrease) in net assets from
Fund share transactions (Note 7)	(473,339)	3,805,779

Total Decrease in Net Assets	(4,196,734)	(2,426,851)

Net Assets:
Beginning of period	14,240,736	16,667,587
End of period	$10,044,002	$14,240,736

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the		For the	Nov. 1,
	Six Months		Year	2006 (1)
	Ended		Ended	through
	Dec.31,		June 30,	June 30,
	2008		2008	2007
	(Unaudited)

Net Asset Value – Beginning of Period	$8.32		$11.94	$10.00
Investment Operations:
Net investment income (loss) (2)	(0.03)		(0.07)	0.03
Net realized and unrealized gain (loss) on investments	(2.25)		(3.49)	1.91
Total from investment operations	(2.28)		(3.56)	1.94
Distributions from:
Net investment income	—		(0.01)	—
Net realized gain on investments	—		(0.05)	—
Total distributions	—		(0.06)	—
Net Asset Value – End of Period	$6.04		$8.32	$11.94

Total Return‡	(27.40	)%*	(29.93)%	19.40	%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.51	%**	2.17%	3.21	%**
After expense waiver and/or reimbursement	1.60	%**	1.60%	1.60	%**
Ratio of net investment income (loss):
Before expense waiver and/or reimbursement	(1.59	)%**	(1.27)%	(1.15	)%**
After expense waiver and/or reimbursement	(0.68	)%**	(0.70)%	0.46	%**
Portfolio turnover rate (3)	54.38%		100.57%	19.09%
Net assets at end of period (000 omitted)	$4,446		$5,943	$8,647

‡	Total return does not reflect any sales charge for Class A shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the		For the		Nov. 1,
	Six Months		Year		2006 (1)
	Ended		Ended		through
	Dec. 31,		June 30,		June 30,
	2008		2008		2007
	(Unaudited)

Net Asset Value – Beginning of Period	$8.25		$11.92		$10.00
Investment Operations:
Net investment loss (2)	(0.05)		(0.14)		(0.02)
Net realized and unrealized gain (loss) on investments	(2.23)		(3.48)		1.94
Total from investment operations	(2.28)		(3.62)		1.92
Distributions from:
Net investment income	—		(0.00	)(3)	—
Net realized gain on investments	—		(0.05)		—
Total distributions	—		(0.05)		—
Net Asset Value – End of Period	$5.97		$8.25		$11.92

Total Return‡	(27.64	)%*	(30.45)%		19.20	%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	3.26	%**	2.92%		3.96	%**
After expense waiver and/or reimbursement	2.35	%**	2.35%		2.35	%**
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(2.34	)%**	(2.02)%		(1.90	)%**
After expense waiver and/or reimbursement	(1.43	)%**	(1.45)%		(0.29	)%**
Portfolio turnover rate (4)	54.38%		100.57%		19.09%
Net assets at end of period (000 omitted)	$5,598		$8,298		$8,021

‡	Total return does not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Amount is less than 0.005 per share.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements (Unaudited)

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series of shares, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively the “Funds”).  The All Cap Value Fund is a diversified investment management company and the Strategic Fund is a non-diversified investment management company.  The primary investment objective of the Funds is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees.  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds may also use independent pricing services to assist in pricing portfolio securities.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” effective for fiscal years beginning after November 15, 2007.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with Generally Accepted Accounting Principles (“GAAP”), and expands disclosure about fair value measurements.  The Funds have adopted FAS 157 effective July 1, 2008.  Management has determined that SFAS No. 157 had no material effect on the Funds’ financial statements.

A summary of the fair value hierarchy under SFAS 157 is described below:

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

THE OLSTEIN FUNDS

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2008:

					Other Financial
Description	Level 1	Level 2	Level 3	Total	Instruments*
All Cap Value Fund	$524,852,863	$35,993,899	$—	$560,846,762	$—
Strategic Opportunities Fund	10,581,250	—	—	10,581,250	—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation  (depreciation) on the instrument.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

Generally, distributions are declared and paid at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted

THE OLSTEIN FUNDS

accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

Short Sales.  Short sales are transactions in which the All Cap Value Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the All Cap Value Fund must borrow the security to deliver to the buyer upon the short sale; the All Cap Value Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date.  The All Cap Value Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the All Cap Value Fund replaces the borrowed security.  The All Cap Value Fund will realize a gain if the security declines in value between those dates.  All short sales must be fully collateralized.  The All Cap Value Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions.  The All Cap Value Fund limits the value of short positions to 25% of its total assets.  At December 31, 2008, the All Cap Value Fund had no short positions outstanding.  The Strategic Fund does not engage in short sales.

THE OLSTEIN FUNDS

3	Purchases and Sales of Investment Securities During the six months ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$452,727,760	$557,515,372
Strategic Fund	6,422,710	6,597,387

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

4	Tax Information At June 30, 2008, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Opportunities Fund
Cost of Investments	$1,166,958,596	$17,329,945
Gross unrealized appreciation	$75,010,432	$535,931
Gross unrealized depreciation	(243,736,672)	(3,871,634)
Net unrealized depreciation	$(168,726,240)	$(3,335,703)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	2,234,650	—
Total distributable earnings	$2,234,650	$—
Other accumulated losses	$(5,402,507)	$(1,396,813)
Total accumulated losses	$(171,894,097)	$(4,732,516)

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At June 30, 2008, the Funds deferred, on a tax basis, post-October losses of:

All Cap Value Fund	$5,010,296
Strategic Opportunities Fund	1,396,813

The tax components of dividends paid by the Funds during the periods ended December 31, 2008 and June 30, 2008 were as follows:

	Six Months Ended	Year Ended
All Cap Value Fund	December 31, 2008	June 30, 2008
Ordinary Income	$—	$40,925,656
Long-Term Capital Gains	$—	$207,774,942
Strategic Fund
Ordinary Income	$—	$107,135
Long-Term Capital Gains	$—	$—

THE OLSTEIN FUNDS

The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2008.

Effective December 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  As of December 31, 2008, open tax years include the tax years ended June 30, 2004 through 2007.  The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2008.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expenses” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objective, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the

THE OLSTEIN FUNDS

Investment Manager earns a monthly fee at the annual rate of 1.00% of each Fund’s average daily net assets.  For the six months ended December 31, 2008, the All Cap Value Fund incurred investment management fees of $3,996,428, with $467,502 payable to the Investment Manager as of December 31, 2008.  For the same period, the Strategic Fund incurred management fees of $59,859.  The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Adviser Until:
2010	$80,990
2011	97,379
2012	54,239
Total	$232,608

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein (the “Distributor”) has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class and further amended and restated effective October 1, 2007), under which the Distributor acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate the Distributor or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are

THE OLSTEIN FUNDS

1.00% and 0.25%, respectively, per annum of the Fund’s average daily net assets of Class C and Adviser Class shares.  For the six months ended December 31, 2008, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $3,415,638 for Class C and $145,198 for Adviser Class Shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares.  For the six months ended December 31, 2008, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $6,343 for Class A and $34,484 for Class C shares.

During the six months ended December 31, 2008, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At December 31, 2008, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund

	Six Months Ended		Year Ended
	December 31, 2008		June 30, 2008
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	736,561	$7,490,992	2,713,119	$42,134,757
Shares issued to shareholders in
reinvestment of distributions	—	—	13,622,618	201,470,151
Shares redeemed	(13,646,074)	(132,393,432)	(21,157,526)	(303,885,715)
Net decrease	(12,909,513)	$(124,902,440)	(4,821,789)	$(60,280,807)

Shares Outstanding:
Beginning of period	74,348,707		79,170,496
End of period	61,439,194		74,348,707

THE OLSTEIN FUNDS

	Six Months Ended		Year Ended
	December 31, 2008		June 30, 2008
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	509,992	$5,648,661	1,517,645	$24,469,390
Shares issued to shareholders in
reinvestment of distributions	—	—	2,290,416	37,081,831
Shares redeemed	(4,267,501)	(44,990,967)	(6,578,632)	(102,667,943)
Net decrease	(3,757,509)	$(39,342,306)	(2,770,571)	$(41,116,722)

Shares Outstanding:
Beginning of period	12,112,785		14,883,356
End of period	8,355,276		12,112,785
Total Net Decrease		$(164,244,746)		$(101,397,529)

Strategic Opportunities Fund
	Six Months Ended		Year Ended
	December 31, 2008		June 30, 2008
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	110,669	$683,072	281,931	$2,981,465
Shares issued to shareholders in
reinvestment of distributions	—	—	4,495	46,524
Shares redeemed	(89,073)	(639,799)	(296,474)	(2,860,501)
Net increase (decrease)	21,596	$43,273	(10,048)	$167,488

Shares Outstanding:
Beginning of period	714,119		724,167
End of period	735,715		714,119

	Six Months Ended		Year Ended
	December 31, 2008		June 30, 2008
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	184,419	$1,185,132	692,348	$7,016,237
Shares issued to shareholders in
reinvestment of distributions	—	—	5,135	52,888
Shares redeemed	(252,246)	(1,701,744)	(364,835)	(3,430,834)
Net increase (decrease)	(67,827)	$(516,612)	332,648	$3,638,291

Shares Outstanding:
Beginning of period	1,005,626		672,978
End of period	937,799		1,005,626
Total Net Increase (Decrease)		$(473,339)		$3,805,779

THE OLSTEIN FUNDS

8
Other Affiliates*  Investments representing 5% or more of the outstanding voting securities of a company held in the All Cap Value Fund’s portfolio result in that company being considered an affiliated company of the Fund, as defined in the 1940 Act.  The aggregate market value of all securities of affiliated companies as of December 31, 2008 amounted to $16,698,090 representing 2.98% of net assets.  Transactions during the six months ended December 31, 2008 in which the issuer was an “affiliated person” were as follows:

Denny’s Corp.
June 30, 2008
Balance
Shares	8,153,900
Cost	$38,403,012
Gross Additions
Shares	525,600
Cost	$1,186,952
Gross Deductions
Shares	288,500
Cost	$1,593,133
December 31, 2008
Balance
Shares	8,391,000
Cost	$37,996,831
Realized loss	$(1,004,169)
Investment income	$—

*
As a result of the Fund’s beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer.  The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Adviser, Fund, Trust, or any other client of the Adviser.

Note:	Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held more than 5% of a stock’s outstanding securities).

9
Line of Credit  The All Cap Value Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the “Bank”) to be used for liquidity purposes.  The interest rate on any borrowings is the Bank’s announced prime rate.  During the six months ended December 31, 2008, the Fund did not draw upon the line of credit.

THE OLSTEIN FUNDS

10
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

APPROVAL OF INVESTMENT ADVISORY
CONTRACTS FOR THE OLSTEIN FUNDS

At a meeting held on September 3, 2008, the Board of Trustees of The Olstein Funds renewed, for an additional year, the investment management agreements under which Olstein Capital Management, L.P. (“the Adviser”) manages The Olstein All Cap Value Fund (“All Cap Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”).  The renewals were approved by the full Board, as well as by the Trustees who are not “interested persons”(as

THE OLSTEIN FUNDS

such term is defined in the Investment Company Act of 1940, as amended) of The Olstein Funds and who are not parties to the investment management agreement or interested persons of any such party (“independent Trustees”).

In reaching this decision, the Board of Trustees evaluated information furnished throughout the year at regular board meetings, in addition to information specifically furnished for the annual board meeting held to consider such renewal.  Such information included reports on the Funds’ investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the Adviser, as well as periodic reports relating to compliance with the Funds’ investment policies and restrictions. The information furnished annually to the Board of Trustees also included special reports comparing the Funds’ investment performance and expenses with those of other mutual funds deemed comparable to the Funds.

The independent Trustees conducted executive sessions prior to the September meeting at which they reviewed and discussed the materials provided by management and had discussed their responsibilities in connection with the proposed renewal of the investment management agreements with their independent legal counsel.  In reviewing the matter, the independent Trustees considered the following factors in their executive session:  (1) the nature and quality of the services provided by the Adviser; (2) a comparison of each Fund’s performance versus its respective benchmark indices and comparable funds; (3) periodic meetings with the Adviser’s portfolio managers to judge competence and determine their responsibilities; (4) the Adviser’s costs for providing the services and the profitability of the business to the Adviser; (5) economies of scale in relation to the fee schedule; and (6) an evaluation of soft dollar benefits and any other benefits to the Adviser or the Fund as a result of the relationship.

The independent Trustees met separately with the Funds’ portfolio managers to learn about their working relationship and respective responsibilities.  The independent Trustees were satisfied with the qualifications and capabilities of the portfolio managers.

In reviewing the nature and quality of services provided by the Adviser, the independent Trustees recognized that the Olstein investment philosophy and its proprietary “private equity market valuation” techniques and proprietary assessment of “quality of earnings” were unique and would be difficult to replace.  The independent Trustees noted the Adviser’s commitment to the research necessary to support such techniques by the Adviser’s recent hiring

THE OLSTEIN FUNDS

of an additional analyst.  The independent Trustees acknowledged that the Adviser devoted significant personnel time to managing the Funds because the Funds now comprise substantially all of the Adviser’s assets under management.  The independent Trustees further acknowledged that the portfolio management team was personally committed to the Funds through their significant personal investment in the Funds. The independent Trustees expressed their satisfaction with the level of information about the Funds and the Adviser that they received throughout the year.  In particular, they noted that they were satisfied with the information provided by the Adviser in response to their Section 15(c) information request.  In addition to the investment management services provided by the Adviser, the independent Trustees noted that, among other things, the Adviser interacted with legal counsel and the Trustees; prepared Board materials and prospectuses; provided chief compliance officer support, overhead and other regulatory compliance assistance; conducted service provider oversight and due diligence, and assisted in distribution.  The independent Trustees expressed their satisfaction with such services.

The independent Trustees stated that it was important that management have high ethical standards and they were confident in the Adviser’s integrity and noted that, although other fund groups had been plagued by scandal in recent years, Olstein was scandal-free.  The independent Trustees expressed appreciation for the compliance efforts of the Funds’ Chief Compliance Officer and his staff.

The independent Trustees further reported that they had reviewed the Lipper peer group performance comparison data provided in their Board materials through June 30, 2008 for the All Cap Fund, which showed that its performance was in the top quartile of actively managed equity funds in the ten-year category but in the bottom quartile in the one-year, three-year, and five-year categories.  The independent Trustees also reviewed the performance of the All Cap Fund through the fiscal year ended June 30, 2008 compared to the S&P 500® Index and the Russell 3000® Index.  The Fund’s ten-year and “since inception” performance had outperformed both indices, but its one-year, three-year, and five-year performance had underperformed both indices.  The independent Trustees were satisfied with the All Cap Fund’s performance for the ten-year and longer periods but noted the underperformance during the shorter periods.  The independent Trustees acknowledged the main reasons for the recent underperformance in the unusual market environment, and observed that the inherently contrarian nature of a value approach frequently involved

THE OLSTEIN FUNDS

periods of underperformance that could sometimes be lengthy due to the value investor’s anticipated investment horizon.  The Trustees remained impressed with the Adviser’s dedication to its investment management style and practice and to the Fund and its shareholders.

The independent Trustees also reported that they had reviewed the Lipper peer group performance comparison data provided in their Board materials through June 30, 2008 for the Strategic Fund which showed that its performance was in the bottom quartile in the one-year category (the only Lipper time period for which it has been in existence).  The independent Trustees also reviewed such Fund’s performance through the fiscal year ended June 30, 2008 compared to the S&P 500® Index and Russell 2500® Index.  The Fund significantly underperformed both indices for the one-year time period.  The independent Trustees were not satisfied with performance of this Fund, but noted that the Fund had only been in existence for about two years and, because of its size and the difficult market environment for most of the Fund’s life, such dissatisfaction was tempered by the realities of the investment process.

The independent Trustees noted that the poor performance records for the three-year and five-year periods for the All Cap Fund were principally the result of the 27% loss for the year ended June 30, 2008 and that, as recently as 2005, the All Cap Fund had one of the best ten-year records in the industry.  The poor fiscal year 2008 performance was the result, according to Mr. Olstein, of under-investment relative to peers in energy stocks and over-investment relative to peers in financial stocks, but Mr. Olstein remained convinced that these securities would eventually deliver excellent returns and that the All Cap Fund’s performance record should improve.  The independent Trustees noted that the All Cap Fund was in the 15th percentile of all Large Cap Blend funds between August 1, 2008 and August 31, 2008 and in the 35th percentile for the three months ended August 31, 2008 according to Morningstar® data.

The independent Trustees reviewed a Lipper comparison of expenses and investment advisory fees which showed that the All Cap Fund’s total expense ratios were in the highest quartile of its Lipper category and the Fund’s advisory fee was also in the highest quartile.  The Adviser stated that it had no plans to limit expenses or waive any fee for the All Cap Fund.  The independent Trustees acknowledged that the expense ratios and advisory fees were high (and, in the case of the expense ratio, had trended higher in recent years due to a declining asset base), but noted that the Fund’s Adviser Class was closer to the average expense ratio due to its lower 12b-1 fee.

THE OLSTEIN FUNDS

The Lipper comparison of expenses and investment advisory fees for the Strategic Fund showed that the total expense ratios were in the highest quartile and the second highest quartile, respectively, of its Lipper category and the Fund’s advisory fee was also in the highest quartile.  However, the Adviser agreed to limit expenses and waive fees on the same terms as are currently in existence through October 28, 2009.

The independent Trustees reviewed the Adviser’s audited financial statements and considered the Adviser’s profitability for the last three years.  Mr. Robert Olstein pointed out that the Adviser makes significant payments out of its own resources for shareholder servicing and other revenue sharing payments and stated that such payments were not contemplated when the advisory fee was originally established.  A discussion ensued about the nature and extent of revenue sharing.  The independent Trustees reported that they discussed the challenges of retaining assets in the Funds in light of market weakness and the Funds’ performance.  The Adviser reported that it expected a continuing decrease in profits due to reduced asset levels in the Funds and increased operating expenses, including, in particular, increased legal, compliance and regulatory costs.  The independent Trustees were satisfied that the Adviser had the financial resources to continue to properly operate the Funds.

Several of the independent Trustees expressed the belief that the unique services provided by the Adviser, the integrity of the Adviser, and the excellent long-term performance of the All Cap Fund warranted a premium fee, and as a result, the independent Trustees considered the fees and expenses of both Funds to be reasonable.  The Board discussed possibly implementing fee breakpoints now for future asset levels for the All Cap Fund, but agreed to evaluate potential breakpoint fee levels each year after learning about all relevant factors affecting the Adviser’s profitability.  Mr. Robert Olstein noted that he believed that economies of scale had not been reached at current asset levels but agreed to implement fee breakpoints to pass on economies of scale in the future.

The independent Trustees also considered the fall out or ancillary benefits to the Adviser including the Adviser’s receipt of compensation in connection with its distribution and sales efforts; receipt of economic and fundamental research reports through soft dollar arrangements; receipt of proprietary research products and reports from broker-dealers as a benefit to best execution trading relationships with broker-dealers; and participation with the Trust in a joint errors and omissions/directors and officers liability insurance.

THE OLSTEIN FUNDS

Based on the foregoing factors, after deliberation, and after considering the long, historical relationship between the Adviser and the Funds, the independent Trustees concluded that the management fees paid by the All Cap Fund and the Strategic Fund were fair and reasonable in light of the nature and the quality of the services provided by the Adviser, its costs and each Fund’s current and reasonably anticipated asset levels and that the Management Agreements for both Funds should be approved and continued.

THE OLSTEIN FUNDS

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The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee,WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

This report is submitted for the general
information of the shareholders of the
Fund. The report is not authorized for
distribution to prospective investors in the
Fund unless preceded or accompanied
by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds
By (Signature and Title)  /s/ Robert A. Olstein
Robert A. Olstein, President

Date  March 12, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Robert A. Olstein
Robert A. Olstein, President

Date  March 12, 2009

By (Signature and Title)  /s/ Michael Luper
Michael Luper, Treasurer

Date  March 12, 2009